SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – September 8, 2014

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

AK Steel Holding Corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Severstal Dearborn, LLC (“Dearborn”) and the pending acquisition of Dearborn by AK Steel Corporation (the “AK Steel”), a wholly-owned subsidiary of the Company. As previously disclosed in its Current Report on Form 8-K filed on July 22, 2014, AK Steel entered into a Membership Interest Purchase Agreement, dated as of July 18, 2014 (the “Purchase Agreement”), by and among Severstal Columbus Holdings, LLC, Dearborn and AK Steel. Pursuant to and subject to the terms and conditions of the Purchase Agreement, the Company will acquire all of Severstal’s membership interests in Dearborn (the “Dearborn Acquisition”).

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of Dearborn for the periods described in Item 9.01(a) below, the notes related thereto and the Independent Auditors’ Report, and included in this filing as Exhibit 99.2 are the unaudited consolidated financial statements of Dearborn for the periods described in Item 9.01(a) below and the notes related thereto and the Independent Auditors’ Review Report.

Also included in this filing as Exhibit 99.3 is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Severstal Dearborn, LLC for the periods indicated therein and included as Exhibit 99.4 is the pro forma financial information described in Item 9.01(b) below.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•	Audited consolidated financial statements of Severstal Dearborn, LLC and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in member’s equity, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited consolidated financial statements of Severstal Dearborn, LLC and its subsidiaries comprised of the consolidated balance sheets as of June 30, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive income (loss), member’s equity, and cash flows for the six months ended June 30, 2014 and 2013, and the related notes to the unaudited consolidated financial statements, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the Dearborn Acquisition, the relating financing therefor, which includes an offering of senior notes and an offering of common stock, and the application of the proceeds from the offerings, including any remainder from such offerings, after the financing of the Dearborn Acquisition, to repay outstanding borrowings under the Company’s asset-backed revolving credit facility, is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2013.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2014.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended June 30, 2014.

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Exhibit Number	Description

15.1	Awareness Letter of KPMG LLP.

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Severstal Dearborn, LLC and its subsidiaries as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, the notes related thereto and the Independent Auditors’ Report.

99.2	Unaudited consolidated financial statements of Severstal Dearborn LLC and its subsidiaries as of June 30, 2014 and December 31, 2013 and for the six month periods ended June 30, 2014 and 2013, the notes related thereto and the Independent Auditors’ Review Report.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Severstal Dearborn, LLC.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: September 8, 2014

EXHIBIT INDEX

Exhibit Number	Description

15.1	Awareness Letter of KPMG LLP.

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Severstal Dearborn, LLC and its subsidiaries as of December 31, 2013 and 2012 and for each of the years in the three year period ended December 31, 2013, the notes related thereto and the Independent Auditors’ Report.

99.2	Unaudited consolidated financial statements of Severstal Dearborn LLC and its subsidiaries as of June 30 , 2014 and December 31, 2013 and as of June 30, 2014 and December 31, 2013 for the six month periods ended June 30, 2014 and 2013, and the notes related thereto and the Independent Auditors’ Review Report.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Severstal Dearborn, LLC.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information.